Exhibit 24

                                  POWER OF ATTORNEY

                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.




                                        /s/ James R. Moffett
                                        ____________________
                                            James R. Moffett

                                    POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.




                                        /s/ Rene L. Latiolais
                                        _____________________
                                            Rene L. Latiolais

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.




                                        /s/ Richard C. Adkerson
                                        ________________________
                                            Richard C. Adkerson

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.




                                        /s/ Robert W. Bruce III
                                        ________________________
                                            Robert W. Bruce III

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.




                                        /s/ R. Leigh Clifford
                                        ______________________
                                            R. Leigh Clifford

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.



                                        /s/ Thomas B. Coleman
                                        ______________________
                                            Thomas B. Coleman

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                        /s/ Bobby E. Cooper
                                        ____________________
                                            Bobby E. Cooper

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.



                                    /s/ Robert A. Day
                                    __________________
                                        Robert A. Day

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                        /s/ Leland O.Erdahl
                                        ____________________
                                            Leland O. Erdahl

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.




                                    /s/ William B. Harrison, Jr.
                                    ____________________________
                                        William B. Harrison, Jr.

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ Henry A. Kissinger
                                    _______________________
                                        Henry A. Kissinger

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ Bobby Lee Lackey
                                    ____________________
                                        Bobby Lee Lackey

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ Gabrielle K. McDonald
                                    __________________________
                                        Gabrielle K. McDonald

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ George A. Mealey
                                    _____________________
                                        George A. Mealey

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.



                                    /s/ George Putnam
                                    __________________
                                        George Putnam

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ B.M. Rankin, Jr.
                                    _____________________
                                        B.M. Rankin, Jr.

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.

                                    /s/ Wolfgang F. Seigel
                                    _______________________
                                        Wolfgang F. Siegel

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ Eiji Umene
                                    ________________
                                        Eiji Umene

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ J. Taylor Wharton
                                    ______________________
                                        J. Taylor Wharton

                                  POWER OF ATTORNEY


                    BE IT KNOWN, that the undersigned, in his capacity or capacities as an officer or a member of the Board of Directors of Freeport-McMoRan Copper & Gold Inc., a Delaware corporation (the "Company"), does hereby make, constitute and appoint JAMES R. MOFFETT, RENE L. LATIOLAIS, RICHARD C. ADKERSON and HENRY A. MILLER, and each of them acting individually, his true and lawful attorney-in-fact with power to act without the others and with full power of substitution and resubstitution, to execute a Registration Statement of the Company and any of the Company's wholly-owned subsidiaries on Form S-3 (or on such other form as may be determined to be applicable) providing for the registration under the Securities Act of 1933, as amended, of common stock (including Class A Common Stock and Class B Common Stock), debt warrants, equity, warrants, preferred stock, debt securities, guarantees and of other securities, if any, into which such common stock, preferred stock or debt securities may be converted or exchanged, and any amendment or amendments to such Registration Statement, and to file same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that such attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

                    EXECUTED this 19th day of April, 1996.


                                    /s/ Ward W. Woods, Jr.
                                    _______________________
                                        Ward W. Woods, Jr.